UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2019

IHEARTMEDIA, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-53354	26-0241222
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20880 Stone Oak Parkway

San Antonio, Texas 78258

(Address of principal executive offices)

Registrant’s telephone number, including area code: (210) 822-2828

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

On June 28, 2019, iHeartMedia, Inc. (“we”, “iHeartMedia” or the “Company”) announced that The Nasdaq Stock Market LLC had approved the listing (the “Listing”) of the Company’s Class A common stock, par value $0.001 per share (the “Class A Shares”), on the NASDAQ Global Select Market (“NASDAQ”) under the ticker symbol “IHRT”. The Class A Shares are expected to begin trading on NASDAQ on July 18, 2019.

In anticipation of the Listing, representatives of the Company will be meeting with certain investors, and in anticipation of those meetings, certain information is being furnished in this Current Report on Form 8-K (the “Form 8-K”).

Item 2.02	Results of Operations and Financial Condition

The Company’s preliminary financial results for the second quarter of 2019 set forth in Item 7.01 below are hereby incorporated by reference into this Item 2.02.

Item 7.01	Regulation FD Disclosure

Preliminary Results for the Second Quarter of 2019

The Company’s preliminary results of operations for the second quarter of 2019 are as indicated below:

Revenue, Operating income and Adjusted EBITDA:

	(unaudited and combined)	(unaudited)
(in millions)	Three Months Ended June 30, 2019	Three Months Ended June 30, 2018
	(estimated)	(actual)
Revenue	$913	$892	2.4%
Operating income	180	$181
Adjusted EBITDA	$263	$255	3.1%

Impact of political on revenue:

	(unaudited and combined)	(unaudited)
(in millions)	Three Months Ended June 30, 2019	Three Months Ended June 30, 2018
	(estimated)	(actual)
Revenue	$913	$892
Political revenue	(5)	(17)

Revenue excluding political	$908	$875	3.8%

The financial results presented above for the three months ended June 30, 2019 are preliminary and subject to change, and such changes may be material. These preliminary results have not been audited or reviewed by the Company’s independent accountants, and remain subject to review by the Company’s management and audit committee. These preliminary results may differ from actual results, which remain subject to completion of management’s and the audit committee’s final review, as well as the interim review by our independent accountants. Please see “Forward-Looking Statements” below.

The combined results for the three months ended June 30, 2019 are impacted by fresh start accounting adjustments applied upon our emergence from Chapter 11 Bankruptcy on May 1, 2019 (the “Reorganization”). Such impacts, particularly on depreciation and amortization which affect our operating income, affect comparability. Comparability is also impacted by the fact that 2018 was a mid-term congressional election year.

Reconciliation of non-GAAP measures and GAAP measures

As a result of the Reorganization, the U.S. Generally Accepted Accounting Principles (“GAAP”) require us to present our results of operations for the period from May 2, 2019 to June 30, 2019 (the “Successor Period”) separately from our results of operations for periods prior to our emergence (the “Predecessor Period”). In order to present the most meaningful comparison of results to prior periods, the Company’s management has combined the Predecessor Period April 1, 2019 to May 1, 2019 and the Successor Period May 2, 2019 to June 30, 2019 to show the combined Predecessor and Successor results of operations of the Company for the second quarter of 2019 compared to the Predecessor results of operations of the Company for the second quarter of 2018. The presentation of combined Predecessor and Successor amounts, as well as the presentation of Adjusted EBITDA, are non-GAAP financial measures which must be reconciled to comparable GAAP measures. Such reconciliations are provided in the table below.

In accordance with the Modified Fifth Amended Joint Chapter 11 Plan of Reorganization of iHeartMedia, Inc. and Its Debtor Affiliates (as further modified, the “Plan of Reorganization”), Clear Channel Outdoor Holdings, Inc. (“CCOH”) and its subsidiaries (collectively, the “Outdoor Group”), were separated from, and ceased to be consolidated with, the Company and its subsidiaries. As required by GAAP, the operations of CCOH are reported as discontinued operations in both the current and prior periods presented. Accordingly, the amounts presented below exclude the operations of the Outdoor Group from all periods.

	(unaudited)	(unaudited)	(unaudited)	(unaudited)
(in millions)	Successor May 2-June 30 2019	Predecessor April 1-May 1 2019	Combined Predecessor and Successor Three Months Ended June 30, 2019	Predecessor Three Months Ended June 30, 2018
	(estimated)	(estimated)	(estimated)	(actual)
Revenue	$635	$278	$913	$892

Operating income	132	48	180	181
Depreciation and amortization	60	15	75	65
Other operating expense (income)	(2)	—	(2)	1
Share-based compensation expense	3	—	3	1
Restructuring expenses*	2	5	7	7

Adjusted EBITDA	$195	$68	$263	$255

*

Restructuring expenses primarily include severance and contract termination expenses in connection with cost-saving initiatives, as well as certain expenses which, in the view of management, are outside the ordinary course of business or otherwise are not representative of the Company’s operations during a normal business cycle. Also included in restructuring expenses is the amortization through May 1, 2019 of retention bonus amounts paid or payable to certain members of management directly as a result of the Reorganization.

We define “Adjusted EBITDA” as consolidated operating income adjusted to exclude restructuring and reorganization expenses included within direct operating expenses, selling, general and administrative expenses, (“SG&A”) and corporate expenses and share-based compensation expenses included within corporate expenses, as well as the following line items presented in our Statements of Operations: depreciation and amortization; and other operating income (expense), net. We use Adjusted EBITDA, among other measures, to evaluate the Company’s operating performance. This measure is among the primary measures used by the Company’s management for the planning and forecasting of future periods, as well as for measuring performance for compensation of executives and other members of the Company’s management. We believe this measure is an important indicator of our operational strength and performance of our business because it provides a link between operational performance and operating income.

We are not able to reconcile our expected Adjusted EBITDA for the Predecessor Period from April 1, 2019 to May 1, 2019 and the Successor Period from May 2, 2019 to June 30, 2019 to net income (loss), the most directly comparable GAAP financial measure, without unreasonable effort because we have not yet completed the financial close process for the second quarter of 2019. Given the complexity of accounting for our emergence from Chapter 11 Bankruptcy, certain items impacting net income (loss) for the second quarter of 2019, particularly income taxes, require additional analyses which are not complete as of the date of this Form 8-K. Accordingly, we have presented a reconciliation of expected Adjusted EBITDA to operating income, the next most directly comparable GAAP financial measure. We anticipate presenting a reconciliation from Adjusted EBITDA to net income in our June 30, 2019 Form 10-Q which is expected to be filed in August 2019.

2019 Full Year Guidance

For the year ended December 31, 2019, on a consolidated and combined basis, the Company expects total revenue growth in the low single digits and Adjusted EBITDA margins in the range of 26% to 29%.

Adjusted EBITDA margin is a non-GAAP financial measure. We are unable to reconcile our Adjusted EBITDA margin guidance to the corresponding GAAP measure because the amount and timing of future changes that might impact these measures (such as amortization of future acquired intangible assets, impairment charges and provision or benefit for income taxes) are variable, uncertain or out of our control and therefore cannot be reasonably predicted without unreasonable effort, if at all. As a result, we are unable to provide a reconciliation of this measure. In addition, we believe such reconciliations could imply a degree of precision that might be confusing or misleading to investors. For the same reasons, we are unable to address the probable significance of the unavailable information, which could have a potentially unpredictable, and potentially significant, impact on future GAAP financial results.

Investor Presentation Materials

As noted in the Introductory Note above, the Company intends to participate in certain investor presentations prior to Listing. Copies of selected presentation slides to be used in those meetings are attached as Exhibit 99.1 hereto and incorporated by reference into this Item 7.01 in their entirety.

In accordance with General Instruction B.2 of Form 8-K, the information in this Form 8-K, including the presentation slides attached as Exhibit 99.1 hereto, is being furnished herewith and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information, including Exhibit 99.1, be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

FORWARD-LOOKING STATEMENTS

This Form 8-K contains statements about future events and expectations that constitute forward-looking statements, including statements about the Company’s expectations for future financial performance. Forward-looking statements are based on the Company’s beliefs, assumptions and expectations of industry trends, future financial and operating performance and growth plans, taking into account information currently available to the Company. These statements are not statements of historical fact. Forward-looking statements involve risks and uncertainties that may cause our actual results to differ materially from the expectations of future results we express or imply in any forward looking statements and you should not place undue reliance on such statements. Factors that could contribute to these differences include, but are not limited to, the factors described in “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018. Words such as “anticipates”, “believes”, “continues”, “estimates”, “expects”, “goal”, “objectives”, “intends”, “may”, “opportunity”, “plans”, “potential”, “near-term, “long-term”, “projections, “assumptions”, “projects”, “guidance”, “forecasts”, “outlook”, “target”, “trends”, “should”, “could”, “would”, “will” and similar expressions are intended to identify such forward-looking statement. We qualify any forward-looking statements entirely by these cautionary factors. We assume no obligation to update or revise any forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. Comparisons of results for current and any prior periods are not intended to express any future trends or indications of future performance, unless expressed as such, and should only be viewed as historical data.

PRO FORMA FINANCIAL INFORMATION

The pro forma financial information included in Exhibit 99.1 for the year ended December 31, 2018 gives effect to the separation from the Company of the Company’s former subsidiary Clear Channel Outdoor Holdings, Inc. (the “Separation”), which occurred on May 1, 2019 in connection with the Company’s emergence from bankruptcy on that date, as if the Separation occurred on January 1, 2018. The unaudited pro forma condensed financial data for the Company giving pro forma effect to the Separation are included in the Company’s Current Report on Form 8-K filed on May 7, 2019 and are available on the SEC’s website at www.sec.gov. The pro forma financial information included in Exhibit 99.1 does not give effect to the Reorganization or the application of fresh start accounting to the Company’s financial results as a result of the Reorganization.

Item 9.01	Financial Statements and Exhibits.

Exhibits.

Exhibit No.	Description

99.1	Select Presentation Slides

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IHEARTMEDIA, INC.

Date: July 15, 2019	By:	/s/ Scott D. Hamilton
Scott D. Hamilton
Senior Vice President, Chief Accounting Officer and Assistant Secretary